Oaktree Funds

Oaktree High Yield Bond Fund

Institutional Class – OHYIX
Advisor Class – OHYDX

Oaktree Emerging Markets Equity Fund

Institutional Class – OEEIX
Advisor Class – OEEDX

(Each a “Fund”, collectively the “Funds”)

PROSPECTUS

February 29, 2016

(as amended April 11, 2016)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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OAKTREE HIGH YIELD BOND FUND – SUMMARY

Investment Objective

The investment objective of the Oaktree High Yield Bond Fund (the “High Yield Fund” or the “Fund”) is to provide current income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Advisor Class

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	3.29%	3.29%
Total Annual Fund Operating Expenses	3.89%	4.14%
Fee Waivers and/or Expense Reimbursements[1]	(2.94)%	(2.94)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	1.20%

1 Oaktree Capital Management L.P., the Fund’s investment adviser (“Oaktree” or the “Adviser”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 0.95% for the Institutional Class and 1.20% for the Advisor Class of the Fund through December 15, 2017. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, organizational expenses, brokerage commissions, other investment-related costs and non-routine or extraordinary expenses.  Oaktree is entitled to recoup from the Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within three years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waivers and/or expense reimbursements described above for the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$915	$1,752	$3,927
Advisor Class	$122	$989	$1,871	$4,143

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Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by Standard & Poor’s Ratings Services (“S&P”), lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or lower than BBB- by Fitch Ratings, Inc. (“Fitch)), or their unrated equivalents as determined by the Adviser (commonly referred to as “junk bonds” or “high yield bonds”).  Split rated securities will be considered to have the lower credit rating.  For purposes of the Fund’s 80% policy, “bonds” may include, but are not limited to, fixed and floating rate corporate bonds, debentures and notes, bank loans and zero coupon and paid-in-kind obligations.

The Fund may also invest in other types of securities, including convertible securities, debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and equities, including but not limited to common stock, preferred stock, warrants and options.  The Fund invests primarily in North American and European issuers, but may invest up to 20% of its net assets in issuers domiciled outside of North America or Europe, including emerging market countries.  A significant portion of the Fund’s investments may be denominated in a foreign currency and the Fund may use derivatives, such as forward foreign currency exchange contracts and options, to hedge its investment portfolio against currency risks.  The Fund may invest in securities of any rating, including non-rated securities, and without regard to maturity.  The Fund may also use total return swaps to obtain exposure to particular securities.

The Adviser’s investment process in managing the Fund is bottom-up, based upon company-specific research.  The Adviser’s highest priority in evaluating high yield bonds is assessing the amount of credit risk in a given security.  The Adviser does not select investments for the Fund solely based on anticipated economic forecasts or interest rate movements.

In selecting investments for the Fund, the Adviser considers whether the absolute amount of risk is acceptable, the yield compensates for the risk, and the investment’s relationship between risk and return is adequately attractive relative to other investment opportunities. The Adviser typically purchases securities that it would be prepared to hold for the long term.  The Fund pursues a strategy of retaining the interest income generated by the bonds purchased.  The Adviser believes that the avoidance of defaults is the most reliable source of superior performance and manages the Fund to achieve a lower default rate than the overall high yield bond market.

The Adviser will seek to sell securities for the Fund if it anticipates actual or potential deterioration in a security’s credit quality before it is reflected in the security’s price, the security’s price has significantly appreciated, lowering its yield, or another security is available which offers a better risk/reward trade-off.

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Principal Risks

As with any mutual fund, you may lose money by investing in the Fund.  Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

•	Bank Loans Risk. Bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. There may not be an active trading market for certain bank loans and the liquidity of some actively traded loans may be impaired due to adverse market conditions. See ‘‘Liquidity Risk.’’ Transactions in bank loans may settle on a delayed basis. As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. In addition, because the bank loans in which the Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade bonds. See ‘‘High Yield Bond Risk.’’

•	Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

•	Credit Risk. Debt obligations, such as bonds and bank loans, and derivatives involving a counterparty, are subject to credit risk. This is the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A debt obligation may decline in price if market participants become concerned regarding the creditworthiness or credit rating of the issuer, regardless of whether the issuer has defaulted.

•	Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the prospectus, such as liquidity risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Fund intends to invest and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. dollar denominated securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

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Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Swaps — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

•	Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

•	Foreign Currency Risk. A significant portion of the Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.

•	Foreign Securities Risk. Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers. These risks include the risk of nationalization or expropriation of assets or confiscatory taxation, social, economic, and political uncertainty, dependence on exports and the corresponding importance of international trade, price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, and currency exchange rate fluctuations.

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•	High Yield Bond Risk. High yield bonds are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high yield bonds, the yields and prices of such securities may be more volatile than those for higher-rated securities. The market for high yield bonds is thinner, often less liquid, and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold and may make it difficult to sell such securities. The value of high yield bonds tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield bonds and the junk bond markets generally, particularly in times of market stress.

•	Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Recently, interest rates in the United States have been at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. For fixed income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

•	Investment Strategy Risk. There can be no assurance that the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•	Limited Operating History. The Fund is newly formed and has a limited operating history. There can be no assurance that the Fund will attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	Liquidity Risk. The Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in debt obligations has been outpaced by the growth in the size of the debt markets. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets.

•	Market Risk. The overall market for the securities and other instruments in which the Fund invests may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

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•	Prepayment Risk. Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in lower yielding securities.

•	U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

•	Zero Coupon Bonds and Payment-In-Kind Bonds Risk. Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon bonds and payment-in-kind bonds do not pay interest, the value of zero coupon bonds and payment-in-kind bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year and since inception compare with that of a broad-based securities index.  The returns in the bar chart and best/worst quarter are for Institutional Class shares.  The performance of Advisor Class shares will vary due to differing expense structures.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.oaktreefunds-us.com or by phone at 855-OAK-FUND (855-625-3863).

Institutional Class shares
Calendar Year Returns as of December 31

Highest Quarterly Return:	March 31, 2015	2.84%

Lowest Quarterly Return:	September 30, 2015	-4.15%

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Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (12/16/2014)
Oaktree High Yield Bond Fund (Institutional Class Shares)
Return Before Taxes	-2.65%	-0.77%
Return After Taxes on Distributions	-5.41%	-3.48%
Return After Taxes on Distributions and Sale of Fund Shares	-1.47%	-1.76%
Oaktree High Yield Bond Fund (Advisor Class Shares)
Return Before Taxes	-2.91%	-1.02%
Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index – USD Hedged (reflects no deduction for fees, expenses or taxes)	-3.89%	-1.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Institutional Class shares only and will vary for Advisor Class shares.

Fund Management

Oaktree Capital Management, L.P. is the investment adviser of the Fund.

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Sheldon Stone, Principal and Co-Portfolio Manager of the Fund since its inception.
Shannon Ward, Managing Director and Co-Portfolio Manager of the Fund since its inception.
David Rosenberg, Managing Director and Co-Portfolio Manager of the Fund since May 1, 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares by mail (Oaktree Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 855-OAK-FUND (855-625-3863). You may also purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem shares through a financial intermediary should contact the financial intermediary directly.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

The following investment minimums apply:

	Institutional Class	Advisor Class
Minimum Initial Investment:
Regular Account	$1 million	$25,000
Individual Retirement Account (IRA)	$1 million	$2,500
Minimum Subsequent Investment	$100,000	$2,500
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Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the High Yield Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the High Yield Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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OAKTREE EMERGING MARKETS EQUITY FUND – SUMMARY

Investment Objective

The investment objective of the Oaktree Emerging Markets Equity Fund (the “Emerging Markets Fund” or the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Advisor Class

Management Fee	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	7.12%	8.31%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	8.08%	9.52%
Fee Waivers and/or Expense Reimbursements[1]	(6.82)%	(8.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.26%	1.51%

1 Oaktree Capital Management L.P., the Fund’s investment adviser (“Oaktree” or the “Adviser”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and 1.50% for the Advisor Class of the Fund through December 15, 2017. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, organizational expenses, brokerage commissions, other investment-related costs and non-routine or extraordinary expenses.  Oaktree is entitled to recoup from the Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within three years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waivers and/or expense reimbursements described above for the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$128	$1,754	$3,280	$6,704
Advisor Class	$154	$2,036	$3,752	$7,408

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Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers.  Equity securities include common stock, preferred stock, depositary receipts, options, warrants and rights. For purposes of the Fund’s 80% investment policy, the Fund considers an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion (at least 50%) of its total revenues or profits from emerging market countries.  An emerging market country is any country whose issuers are included within, or that is identified as an emerging market country by, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future.  The Fund may use derivatives, such as forward foreign currency exchange contracts, options and swaps, to hedge its investment portfolio against currency risk or gain exposure to equity securities without actually investing in them directly (including instances where access to local market securities is regulated or limited).  The Fund may also gain exposure to common stocks by purchasing participation notes (“P-notes”) that offer a return linked to a particular common stock.  P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the Fund, from investing directly in the market.

The Fund’s portfolio will generally consist of 60-90 securities and will be diversified across multiple industries and countries.  From time to time, however, the Fund’s portfolio may consist of more or less securities and may have a higher allocation to a specific industry or country.

The Fund’s portfolio is constructed using bottom-up, fundamental research techniques.  The Adviser researches industries and values companies in an effort to identify companies that it believes will perform better than market expectations due to valuation anomalies.  In making investment decisions, the Adviser also considers a company’s valuation on both an absolute basis as well as on a relative basis compared with other companies in the same industry across countries and compared with other companies in other industries but in the same country. In addition to the fundamental research process, the Adviser seeks to employ quantitative valuation techniques such as cash flow analysis, as well as more subjective techniques such as sector, interest rate, and political risk analyses. The Adviser typically takes broader macroeconomic and market conditions into consideration when considering portfolio risk because emerging markets encompass a broad array of economies in varying stages of development.  Based on the Adviser’s view of a particular region, country sector and/or industry, the Adviser may overweight or underweight the Fund’s portfolio in the region, country, sector and/or industry relative to the MSCI Emerging Markets Index, the Fund’s benchmark index.

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Principal Risks

As with any mutual fund, you may lose money by investing in the Fund.  Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

•	Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the prospectus, such as liquidity risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Fund intends to invest and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Swaps — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

•	Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

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•	Equity Risk. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company’s business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

•	Foreign Currency Risk. A significant portion of the Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.

•	Foreign Securities Risk. Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers. These risks include the risk of nationalization or expropriation of assets or confiscatory taxation, social, economic, and political uncertainty, dependence on exports and the corresponding importance of international trade, price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, and currency exchange rate fluctuations.

•	Geographic Focus Risk. To the extent the Emerging Markets Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•	Investment Strategy Risk. There can be no assurance that the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•	Limited Operating History. The Fund is newly formed and has a limited operating history. There can be no assurance that the Fund will attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	Liquidity Risk. The Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

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•	Market Risk. The overall market for the securities and other instruments in which the Fund invests may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•	P-note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

•	When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. Securities purchased or sold by the Fund on a “when-issued,” “when, as, and if issued,” delayed delivery, or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. In the case of “when, as, and if issued” securities, the Fund could lose an investment opportunity if the securities are not issued. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued,” “when, as, and if issued,” delayed delivery, or forward commitment basis may increase the volatility of the Fund’s assets.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year and since inception compare with that of a broad-based securities index.  The returns in the bar chart and best/worst quarter are for Institutional Class shares.  The performance of Advisor Class shares will vary due to differing expense structures.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.oaktreefunds-us.com or by phone at 855-OAK-FUND (855-625-3863).

Institutional Class shares
Calendar Year Returns as of December 31

Highest Quarterly Return:	December 31, 2015	0.79%

Lowest Quarterly Return:	September 30, 2015	-20.58%

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Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (12/16/2014)
Oaktree Emerging Markets Equity Fund (Institutional Class Shares)
Return Before Taxes	-20.49%	-16.53%
Return After Taxes on Distributions	-20.50%	-16.54%
Return After Taxes on Distributions and Sale of Fund Shares	-11.46%	-12.51%
Oaktree Emerging Markets Equity Fund (Advisor Class Shares)
Return Before Taxes	-20.68%	-16.72%
MSCI Emerging Markets Index Net (reflects no deduction for fees, expenses or taxes)	-14.92%	-10.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Institutional Class shares only and will vary for Advisor Class shares.

Fund Management

Oaktree Capital Management, L.P. is the investment adviser of the Fund.

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Frank Carroll, Managing Director and Co-Portfolio Manager of the Fund since its inception.
Tim Jensen, Managing Director and Co-Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares by mail (Oaktree Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 855-OAK-FUND (855-625-3863). You may also purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem shares through a financial intermediary should contact the financial intermediary directly.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

The following investment minimums apply:

	Institutional Class	Advisor Class
Minimum Initial Investment
Regular Account	$1 million	$25,000
Individual Retirement Account (IRA)	$1 million	$2,500
Minimum Subsequent Investment:	$100,000	$2,500
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Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Emerging Markets Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objectives

Oaktree High Yield Bond Fund
The High Yield Fund’s investment objective is to provide current income and capital appreciation.

Oaktree Emerging Markets Equity Fund
The Emerging Markets Fund’s investment objective is to provide capital appreciation.

Each Fund’s investment objective may be changed by the Funds’ Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies

Oaktree High Yield Bond Fund

Under normal market conditions, the High Yield Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by S&P, lower than Baa3 by Moody’s, or lower than BBB- by Fitch), or their unrated equivalents as determined by the Adviser (commonly referred to as “junk bonds” or “high yield bonds”).  Split rated securities will be considered to have the lower credit rating.  For purposes of the High Yield Fund’s 80% policy, “bonds” may include, but are not limited to, fixed and floating rate corporate bonds, debentures and notes, bank loans and zero coupon and paid-in-kind obligations. The Fund’s investments in high yield bonds may include distressed securities.

The High Yield Fund may also invest in other types of securities, including convertible securities, debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and equities including, but not limited to, common stock, preferred stock, warrants and options.  The High Yield Fund invests primarily in North American and European issuers, but may invest up to 20% of its net assets in high yield bonds and other obligations and instruments of issuers domiciled outside of North America or Europe, including emerging market countries.  A significant portion of the High Yield Fund’s investments may be denominated in a foreign currency and the Fund may use derivatives, such as forward foreign currency exchange contracts and options, to hedge its investment portfolio against currency risks.  The High Yield Fund may also manage foreign currency exposure by engaging in foreign currency exchange transactions generally conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling the currency prevailing in the foreign currency exchange market.  The High Yield Fund may invest in securities of any rating, including non-rated securities, and without regard to maturity.  The Fund may also use total return swaps to obtain exposure to particular equity securities.

The Adviser’s investment process in managing the Fund is bottom-up, based upon company-specific research.  The Adviser’s highest priority in evaluating high yield bonds is assessing the amount of credit risk in a given security.  The Adviser does not select investments for the Fund solely based on anticipated economic forecasts or interest rate movements.  The Adviser’s credit analysis and research is similar to equity research in that it is forward-looking, but different in its preoccupation with preserving principal.  The Adviser’s analysis focuses on those factors expected to impact an issuer’s financial position.

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Buy / Sell Discipline. Oaktree employs the following “buy” and “sell” disciplines:

•	Buy Discipline. Investments are made if: (a) the absolute amount of risk is acceptable; (b) the yield compensates for the risk; and (c) the investment’s relationship between risk and return is adequately attractive relative to other investment opportunities.
•	Sell Discipline. In general, the Fund will consider selling an investment if: (a) the Fund is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price; (b) the bond’s price has significantly appreciated, lowering its yield; or (c) another bond is available which offers a better risk/reward trade-off.
•	Monitoring. If the security is purchased, it is systematically monitored by the Adviser on an ongoing basis to assure its credit quality remains satisfactory. Every investment is reviewed and the credit quality is reassessed at least quarterly. All investments are ranked by the Adviser based on its relative comfort with the credit. New holdings and “monitor list” holdings which have not performed up to expectations are monitored most closely.

Temporary Defensive Positions:  For temporary defensive purposes, the High Yield Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive investments may limit the Fund’s ability to achieve its investment objective.

Oaktree Emerging Markets Equity Fund

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers.  Equity securities include common stock, preferred stock, depositary receipts, options, warrants and rights. For purposes of the Fund’s 80% investment policy, the Fund considers an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion (at least 50%) of its total revenues or profits from emerging market countries.  An emerging market country is any country whose issuers are included within, or that is identified as an emerging market country by, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, and generally includes countries predominantly in Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future.  The Fund may use derivatives, such as forward foreign currency exchange contracts, options and swaps, to hedge its investment portfolio against currency risk or gain exposure to equity securities without actually investing in them directly (including instances where access to local market securities is regulated or limited).  The Fund may also gain exposure to common stocks by purchasing P-notes that offer a return linked to a particular common stock.  P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the Fund, from investing directly in the market.

The Fund’s portfolio will generally consist of 60-90 securities and will be diversified across multiple industries and countries.  From time to time, however, the Fund’s portfolio may consist of more or less securities and may have a higher allocation to a specific industry or country.

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The Fund’s portfolio is constructed using bottom-up, fundamental research techniques.  The Adviser researches industries and values companies in an effort to identify companies that it believes will perform better than market expectations due to valuation anomalies.  In making investment decisions, the Adviser also considers a company’s valuation on both an absolute basis as well as on a relative basis compared with other companies in the same industry across countries and compared with other companies in other industries but in the same country. In addition to the fundamental research process, the Adviser seeks to employ quantitative valuation techniques such as cash flow analysis, as well as more subjective techniques such as sector, interest rate, and political risk analyses. The Adviser typically takes broader macroeconomic and market conditions into consideration when considering portfolio risk because emerging markets encompass a broad array of economies in varying stages of development.  Based on the Adviser’s view of a particular region, country sector and/or industry, the Adviser may overweight or underweight the Fund’s portfolio in the region, country, sector and/or industry relative to the MSCI Emerging Markets Index, the Fund’s benchmark index.

Temporary Defensive Positions:  For temporary defensive purposes, the Emerging Markets Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive investments may limit the Fund’s ability to achieve its investment objective.

Risks of Investing in the Funds

The principal risks of investing in each Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.  In addition, each Fund is subject to certain non-principal risks which are set out below.

Principal Risks

Bank Loans Risk (High Yield Fund).  Bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the High Yield Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The High Yield Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized bank loan may not be fully collateralized and can decline significantly in value. Where the High Yield Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the High Yield Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. See “Credit Risk.”

There may not be an active trading market for certain bank loans, which could impair the High Yield Fund’s ability to realize full value in the event of the need to sell a bank loan and which may make valuation of bank loans difficult. In addition, the liquidity of some actively traded loans may be impaired due to adverse market conditions. To the extent that a secondary market does exist for certain bank loans, the market may be subject to irregular trading activity and wide bid/ask spreads. See ‘‘Liquidity Risk.’’ Transactions in bank loans may settle on a delayed basis.  As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.  To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Because the bank loans in which the High Yield Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade securities, although bank loans may be senior and/or secured in contrast to other below investment grade securities, which are generally subordinated or unsecured. See “High Yield Bonds Risk.”

Convertible Securities Risk (High Yield Fund). The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk (High Yield Fund).  Debt obligations, such as bonds and bank loans, and derivatives involving a counterparty, are subject to credit risk.  This is the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  A debt obligation may decline in price if market participants become concerned regarding the creditworthiness or credit rating of the issuer, regardless of whether the issuer has defaulted.  Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities.

Derivatives Risk.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, index or other investment. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives can be highly volatile and involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying asset, reference rate, index or other investment. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, market risk and credit risk. In addition, the success of a derivatives transaction could depend on the ability of the Adviser to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. If the value of a derivative does not correlate well with the particular asset, reference rate, index or other investment to which the derivative is intended to provide exposure, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting gains in other investments. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives and the principal risks associated with each of them:

Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. Forward contracts are not regulated by the CFTC and therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

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Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Swaps — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund will generally not receive interest payments on distressed securities and may incur costs to protect its investments. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. A Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

Certain of the emerging markets countries in which each Fund can invest are currently experiencing rapid economic growth, rising real estate prices, elevated growth in credit and rising inflation. Consequently, certain governments are tightening monetary and fiscal policies in an effort to cool inflation of prices of assets and goods and services. There can be no assurance that the current monetary and fiscal tightening in these countries will not continue or worsen, spread to other countries in which a Fund’s investments are located, or make it more difficult for the Fund to find appropriate opportunities.

Equity Risk. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company’s business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

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Foreign Currency Risk.  A significant portion of each Fund’s investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund.  Additionally, a particular non-U.S. country may impose exchange controls, devalue its currency, and/or take other measures relating to its currency which could adversely affect a Fund. Finally, a Fund will incur costs in connection with conversions between various currencies. Although each Fund may hedge currency risk associated with its investments denominated in currencies other than the U.S. dollar, it may or may not choose to do so. In addition, the notional amount of such hedges may or may not be equal to the size of investments denominated in currencies other than the U.S. dollar, resulting in residual exposure to such currencies. There can be no guarantee that instruments suitable for hedging market shifts will be available at the time when a Fund wishes to use them.

Foreign Securities Risk.  Investing in securities of foreign issuers can increase the potential for losses in the Fund and involve risks not typically associated with investments in U.S. issuers.  These risks include (a) the risk of nationalization or expropriation of assets or confiscatory taxation, (b) social, economic, and political uncertainty, including war, revolution, and acts of terrorism, (c) dependence on exports and the corresponding importance of international trade, (d) price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, (e) currency exchange rate fluctuations, (f) rates of inflation, (g) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars, (h) governmental involvement in, and control over, the economies, (i) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies, (j) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (k) less extensive regulation of the securities markets, (l) longer settlement periods for securities transactions, (m) less developed corporate laws regarding fiduciary duties and the protection of investors, (n) less reliable judicial systems to enforce contracts and applicable law, (o) certain considerations regarding the maintenance of a Fund’s portfolio securities and cash with non-U.S. sub-custodians and securities depositories, (p) foreign restrictions and prohibitions on ownership by United States entities of property and changes in non-U.S. laws relating thereto and (q) the risks of terrorism. In addition, investments in securities of foreign issuers may require significant government approvals under corporate, securities, exchange control, non-U.S. investment, and other similar laws and regulations and may require financing and structuring alternatives and exit strategies that differ substantially from those commonly used in the United States. These risks may increase expenses of a Fund, adversely affect the value of the Fund’s investments and/or adversely impact the Fund’s investment program and strategies.

Geographic Focus Risk. To the extent either the Emerging Markets Fund or the High Yield Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

High Yield Bond Risk (High Yield Fund).  High yield bonds are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high yield bonds, the yields and prices of such securities may be more volatile than those for higher-rated securities. The market for high yield bonds is thinner, often less liquid, and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold and may make it difficult to sell such securities. The value of high yield bonds tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield bonds and the junk bond markets generally, particularly in times of market stress.

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An economic downturn or increase in interest rates is likely to have a negative effect on the value of high yield bonds held by the High Yield Fund as well as on the ability of the securities’ issuers, especially highly leveraged issuers, to service principal and interest payment obligations to meet their projected business goals or to obtain additional financing. If the issuer of a high yield bond or other debt obligation owned by the High Yield Fund defaults, the Fund may incur additional expenses to seek recovery and the possibility of any recovery can be subject to the expense and uncertainty of insolvency proceedings.

Interest Rate Risk (High Yield Fund).  The High Yield Fund invests in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value.  Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.  Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).  Recently, interest rates in the United States have been at or near historic lows, which may increase the High Yield Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. For fixed income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain High Yield Fund investments, adversely affect values, and increase the Fund’s costs.

Investment Strategy Risk.  There is no assurance that a Funds’ investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of a Fund may decline, and due to its active management, the Fund may underperform other funds with similar objectives and strategies.

Limited Operating History.  Each Fund is newly formed and has a limited operating history. There can be no assurance that a Fund will attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk. Each Fund may invest in securities and other assets that are thinly traded, securities and other assets for which no market exists, and/or securities which are restricted as to their transferability under applicable securities laws and/or documents governing particular transactions of the Fund. As a result, certain securities or other assets that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.  When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in debt obligations has been outpaced by the growth in the size of the debt markets.  If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debtmarkets.

Market Risk.  Various market risks can affect the price or liquidity of an issuer’s securities in which each Fund may invest.  Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

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P-note Risk (Emerging Markets Fund). To the extent the Emerging Markets Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Emerging Markets Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Emerging Markets Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Prepayment Risk (High Yield Fund). Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the High Yield Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the High Yield Fund, prepayment risk may be increased.

U.S. Government Securities Risk.  The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities).  Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities.  By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. Securities purchased or sold by the Emerging Markets Fund or the High Yield Fund on a “when-issued,” “when, as, and if issued,” delayed delivery, or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. In the case of “when, as, and if issued” securities, the Emerging Markets Fund could lose an investment opportunity if the securities are not issued. An increase in the percentage of the Emerging Markets Fund’s assets committed to the purchase of securities on a “when-issued,” “when, as, and if issued,” delayed delivery, or forward commitment basis may increase the volatility of the Fund’s assets.

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Zero Coupon Bonds and Payment-In-Kind Bonds Risk. Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Although interest payments are not made on zero coupon bonds or payment-in-kind bonds, holders of such instruments are deemed to have received income (“phantom income”) annually, notwithstanding that cash may be received currently. Thus, it may be necessary at times for the Fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. In addition to the risks associated with bonds, because zero coupon bonds and payment-in-kind bonds do not pay interest, the value of zero coupon bonds and payment-in-kind bonds may be more volatile than other fixed income securities, and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Non-Principal Risks

Counterparty Risk.  A Fund will be exposed to the credit of the counterparties to over-the-counter derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.oakfunds-us.com.

MANAGEMENT OF THE FUND

Investment Adviser

Oaktree Capital Management, L.P. (“Oaktree” or the “Adviser”), 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071, serves as investment adviser to the Funds pursuant to an investment management agreement (the “Investment Management Agreement”) with Oaktree Funds (the “Trust”), on behalf of the Funds.  Oaktree is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), was formed in 1995, and is headquartered in Los Angeles, California.

As the Funds’ investment adviser, Oaktree provides certain management and investment advisory services for the Funds, including managing the investment of each Fund’s assets on a discretionary basis.   Under the Investment Management Agreement, the Adviser is entitled to receive an annual management fee equal to 0.60% of the High Yield Fund’s average daily net asset value and 0.95% of the Emerging Markets Fund’s average daily net asset value.

Pursuant to an Expense Limitation Agreement, Oaktree has contractually agreed to waive fees and/or reimburse expenses for the Institutional Class and the Advisor Class of each Fund in the amounts set forth in the Funds’ SAI and as described in the footnotes to the fee tables contained in this Prospectus. Any waivers and/or reimbursements made by Oaktree with respect to a Fund are subject to recoupment from the Fund within three years after the end of the fiscal year during which such fees were waived or expenses reimbursed, provided that such recoupment does not cause any class of any Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

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For the fiscal period ended October 31, 2015, each Fund paid the Adviser a fee equal to a percentage of average daily net assets, after expense reimbursement, as follows:

Fund	Fees as a Percentage of Average Daily Net Assets
Oaktree High Yield Bond Fund	0.00%

Oaktree Emerging Markets Equity Fund	0.00%

A discussion regarding the Board’s considerations in connection with the approval of the Funds’ Investment Management Agreement is available in the Funds’ initial report to shareholders for the fiscal period ended April 30, 2015.

In addition to the Funds, the Adviser currently serves as investment adviser to other mutual funds, private funds, institutional accounts, and certain other accounts, and, as of December 31, 2015 had total assets under management of approximately $97 billion.

Prior Performance of the Adviser

Oaktree Global High Yield Bond (USD Hedged) Composite Performance Information.  The following table presents the past performance of a composite of certain accounts managed by the Adviser. The Oaktree Global High Yield Bond (USD Hedged) Composite (the “HY Composite”) is comprised of all fee paying accounts under discretionary management by the Adviser that have investment objectives, policies and strategies substantially similar to those of the High Yield Fund. The HY Composite consisted of five accounts as of October 31, 2015. The accounts represented in the HY Composite are managed by a team of portfolio managers led by Sheldon Stone and Shannon Ward, the lead portfolio managers of the High Yield Fund. The returns presented below include reinvestment of income and are time-weighted rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. The method used for computing historical HY Composite performance differs from the SEC’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the HY Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the High Yield Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the High Yield Fund.  The net of fee performance has not been adjusted to reflect any fees or expenses that will be payable by the High Yield Fund, which will be higher than the fees imposed on other accounts included in the Oaktree Global High Yield Bond (USD Hedged) Composite, and which will reduce the returns of the Fund.

The historical performance of the HY Composite is not that of the High Yield Fund and is not necessarily indicative of the Fund’s future results. The High Yield Fund’s actual performance may vary significantly from the past performance of the HY Composite. While the accounts comprising the HY Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the High Yield Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, only one of the accounts currently comprising the composite is subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. If these limitations, requirements and restrictions were applicable to all of the accounts in the HY Composite, they may have had an adverse effect on the performance results of the HY Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.
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OAKTREE GLOBAL HIGH YIELD BOND (USD HEDGED) COMPOSITE

	Average Annual Total Returns For the Periods Ended October 31, 2015
Composite*	1 Year	3 Year	Since Inception

Composite gross return	-0.82%	5.10%	7.04%
Composite net return **	-1.31	4.57	6.51
BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index***	-1.43	4.51	6.20

	For the Periods Ended December 31:
	2010****	2011	2012	2013	2014	2015
Composite gross returns	0.59	4.12	19.41	8.99	2.47	-3.20
Composite net returns **	0.51	3.60	18.82	8.45	1.96	-3.68
BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index ***	0.59	2.11	18.45	7.64	2.81	-3.89

* This is not the performance of High Yield Fund. As of October 31, 2015, the Composite was composed of 5 accounts, totaling approximately $2,428 million. The inception date of the Composite was November 1, 2010.
** Net returns are net of model fee equals to 0.50% per annum, which is the highest investment management fee that is incurred by any portfolio in the composite.
*** Represents the Custom Global High Yield Index with a 60/40 split between the BofA Merrill Lynch U.S. High Yield Master II 2% Constrained Index and the BofA Merrill Lynch Global Non-Financial High Yield European Issuers 3% Constrained, ex-Russia Index from inception of the Composite on November 1, 2010 through December 31, 2012 and the BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index thereafter. The BofA Merrill Lynch Non-Financial Developed Markets High Yield 2% Constrained Index is a sub-index that contains all securities in the BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries but caps issuer exposure at 2%.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
**** For the period November 1, 2010 (inception) through December 31, 2011.

Oaktree Emerging Markets Equity (MSCI) Composite Performance Information.  The following table presents the past performance of a composite of certain accounts managed by the Adviser. The Oaktree Emerging Markets Equity (MSCI) Composite (the “EME Composite”) is comprised of all fee paying accounts under discretionary management by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Emerging Markets Fund. The EME Composite consisted of eleven accounts as of October 31, 2015. The accounts represented in the EME Composite are managed by a team of portfolio managers led by Frank Carroll and Tim Jensen, the lead portfolio managers of the Emerging Markets Fund. The returns presented below include reinvestment of income and are time-weighted rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. The method used for computing historical EME Composite performance differs from the SEC’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EME Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Emerging Markets Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the Emerging Markets Fund.  The net of fee performance has not been adjusted to reflect any fees or expenses that will be payable by the Emerging Markets Fund, which will be higher than the fees imposed on other accounts included in the Oaktree Emerging Markets Equity (MSCI) Composite, and which will reduce the returns of the Fund.
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The historical performance of the EME Composite is not that of the Emerging Markets Fund and is not necessarily indicative of the Fund’s future results. The Emerging Markets Fund’s actual performance may vary significantly from the past performance of the EME Composite. While the accounts comprising the EME Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Emerging Markets Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, one of the accounts currently comprising the composite is subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. If these limitations, requirements and restrictions were applicable to all of the accounts in the EME Composite, they may have had an adverse effect on the performance results of the EME Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

OAKTREE EMERGING MARKETS EQUITY COMPOSITE*

	Average Annual Total Returns For the Periods Ended October 31, 2015
Composite	1 Year	3 Year	Since Inception
Composite gross return	-19.75%	-4.05%	-4.04%
Composite net return **	-20.41	-4.81	-4.81
MSCI Emerging Markets (ND) Index***	-14.53	-2.87	-4.35

	For the Periods Ended December 31:
	2011****	2012	2013	2014	2015
Composite gross returns	-18.87	25.11	1.76	-5.34	-19.07
Composite net returns **	-19.21	24.13	0.95	-6.10	-19.73
MSCI Emerging Markets (ND) Index***	-19.13	18.22	-2.60	-2.19	-14.92

* This is not the performance of Emerging Markets Fund. As of October 31, 2015, the Composite was composed of 11 accounts, totaling approximately $2,143 million. The inception date of the Composite was July 1, 2011.
** Net returns are net of model fee equals to 0.80% per annum, which is the highest investment management fee that is incurred by any portfolio in the composite.
*** The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
**** For the period July 1, 2011 (inception) through December 31, 2011.

Portfolio Managers

The business experience of the persons who are primarily responsible for the day-to-day management of the Funds is included in the below.

Oaktree High Yield Bond Fund

Sheldon Stone, Principal and Co-Portfolio Manager.
Mr. Stone is the head of Oaktree’s high yield strategy.  In this capacity, he serves as co-portfolio manager of Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies and has supervisory responsibility for European High Yield Bonds.  Mr. Stone, a co-founding member of Oaktree in 1995, established TCW’s High Yield Bond Department with Howard Marks in 1985 and ran the department for ten years.  Prior to joining TCW, Mr. Stone worked with Mr. Marks at Citibank for two years where he performed credit analysis and managed high yield bond portfolios.  From 1978 to 1983, Mr. Stone worked at The Prudential Insurance Company where he was a Director of Corporate Finance, managing a fixed income portfolio exceeding $1 billion.  Mr. Stone holds a B.A. degree from Bowdoin College and an M.B.A. in Accounting and Finance from Columbia University.  Mr. Stone serves as a Trustee of Colonial Williamsburg Foundation and Bowdoin College.
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Shannon Ward, Managing Director and Co-Portfolio Manager.
Ms. Ward serves as portfolio manager of Oaktree’s European High Yield Bond and European Senior Loan strategies, and co-portfolio manager of the Global High Yield Bond strategy.  She has over 21 years of corporate finance and investing experience.  Ms. Ward joined Oaktree in 2006 from AIG Global Investment Group, where she spent five years as a Vice President for High Yield Investments.  Before that, she spent over five years at Banc of America Securities, most recently as a Managing Director in the Entertainment/Media Group, and after her M.B.A., joined Union Bank of California as an Assistant Vice President in the Communications and Media Group.  Ms. Ward received a B.A. degree in Psychology from the University of California, Santa Barbara and an M.B.A. with a concentration in Finance from the University of Southern California.

David Rosenberg, Managing Director and Co-Portfolio Manager.
Mr. Rosenberg serves as co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in Business Administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at JP Morgan. Prior experience includes internships at National Westminster Bank, Ernst & Young LLP, and Kayne Anderson Private Investors. Mr. Rosenberg also holds an M.P.A. in Professional Accounting with a concentration in Finance and a B.A. degree in Business Administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

Oaktree Emerging Markets Equity Fund

Frank Carroll, Managing Director and Co-Portfolio Manager.
Prior to joining Oaktree in 1999, Mr. Carroll was the head of trading for Columbus Advisors LLC, where he worked for two years.  Mr. Carroll previously was the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust.  For six years prior to joining Bankers Trust, Mr. Carroll was an emerging markets trader for Salomon Brothers Inc.  He received a B.A. degree in History from Fairfield University.  He serves on Fairfield’s Board of Trustees and chairs its investment committee.

Tim Jensen, Managing Director and Co-Portfolio Manager.
Prior to joining Oaktree in January 2000, Mr. Jensen served as a Principal and Portfolio Manager at Morgan Stanley Dean Witter Investment Management, with responsibility for investment portfolios focused on Asia ex-Japan.  Previously, he worked at Ardsley Partners, where he focused on the Latin American portion of emerging market assets.  Mr. Jensen has also worked at Bankers Trust in its Latin American Merchant Banking Group and at Unifund, a private trust, where he focused on East Asian investments.  For periods of his employment Mr. Jensen has lived in Singapore, Bangkok, Hong Kong and Hungary.  He graduated cum laude from Harvard College with a B.A. degree in History and received an M.B.A. in Finance from UCLA.

The SAI provides additional information about the portfolio managers of each Fund, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds and any conflicts of interest.
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Conflicts of Interest Related to Management of the Funds

The Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder generally prohibit the Funds from buying or selling any securities from or to any other fund, account or other investment vehicle that the Adviser may establish from time to time (collectively, the “Other Oaktree Funds”) and generally prohibit “joint transactions,” which may include investments in the same company, between a Fund and an Other Oaktree Fund.  These rules impose limits on the Funds’ ability to participate in co-investment transactions with the Other Oaktree Funds, and the Funds generally will not be permitted to co-invest alongside the Other Oaktree Funds in privately negotiated transactions unless the Funds obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.  To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both a Fund and Other Oaktree Funds, the opportunity will be allocated to the Other Oaktree Funds and the Fund will not participate in the negotiated transaction.

SHAREHOLDER INFORMATION
Pricing of Fund Shares

The Funds sell their shares at NAV.  NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Funds’ established valuation procedures are valued at current market value. If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Funds calculate their NAV, the Funds may, in accordance with procedures adopted by the Board, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with Board-approved procedures.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures.  While the Funds’ use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that any fair value price will, in fact, approximate the amount the Funds would actually realize upon the sale of the securities in question.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, the Funds may adjust their fair valuation procedures.
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The Funds may invest in securities that are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the value of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Funds’ respective NAVs. Accordingly, the Funds’ valuation procedures require monitoring for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Funds’ fair valuation procedures. Each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Each Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund’s share value may change on days when stockholders will not be able to purchase or redeem such Fund’s shares. In addition, trading in some of a Fund’s portfolio securities may not occur on days when the Fund is open for business.

Selecting a Share Class

Each class of shares offered in this Prospectus has its own expense structure.  The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Institutional Class shares are only available to certain investors, as explained below.

All of your future investments in a Fund will be made in the class you select when you open an account unless you inform the relevant Fund otherwise, in writing, when you make a future investment. Below is a comparison between Institutional Class and Advisor Class shares.

Distribution (12b-1) Plan

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of Advisor Class shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Share Classes

Advisor Class.  Advisor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries and charge a 0.25% distribution and service fee. Advisor Class shares require a minimum initial investment of $25,000 and a minimum of $2,500 for all subsequent investments.

Institutional Class.  Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $1 million, and the minimum for subsequent investments is $100,000.  The Adviser may waive the initial minimum in certain circumstances, including, but not limited to, the following:

•	Certain wrap or other fee based programs for the benefit of clients of investment professionals or other financial intermediaries

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•	Employees and directors of the Adviser and its affiliates and their families

•	Employee benefit plans sponsored by the Adviser

•	Trustees of the Trust and their families

•
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment is expected to reach the $1 million minimum within a reasonable time period or the plan currently has assets of at least $25 million

•	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers

Family members include spouse, parents, spouse’s parents, children, children’s spouses, brother, sister, and domestic partner of the employee, Trustee or director of the Adviser.

Payments to Intermediaries

The Adviser and/or its affiliates and/or Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), may make payments (out of their own resources and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries or service providers for distribution and/or shareholder servicing activities.  The Adviser may also pay (out of its own resources and not as an expense of the Funds) certain brokers, dealers or other financial intermediaries for marketing, promotional or related expenses.  Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary.

These payments are derived from the Adviser’s legitimate business activities.  These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  For 2015, the Adviser’s revenue sharing payments were approximately 0% of the average monthly assets of the Funds, or approximately $0.

A number of factors are considered in determining revenue sharing payments, including [each financial intermediary’s Fund sales, assets and redemption rates, and the willingness and ability of the financial intermediary to give the Adviser access to its financial advisors for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Adviser’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

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As of the date of the Prospectus, no financial intermediaries received revenue sharing payments. Certain broker-dealers or other third parties hold their accounts in a “street name” and perform the services normally handled by the Fund’s transfer agent.  These services may include client statements, tax reporting, order-processing and client relations.  As a result, these third parties may charge a Fund for these services.   Sub-transfer agency fees paid by a Fund are, in aggregate, no more than what a Fund otherwise would have paid to the Fund’s transfer agent for the same services.  Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three.  These fees are directly attributable to shareholder services performed by the relevant party.  While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and a Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

How to Purchase Shares

Opening a New Account.  If you are opening a new account, please complete and sign an account application, which will include an initial investment purchase request.  Make sure you indicate the share class you have chosen. If you have not declined telephone options on your account application and have submitted a voided check to have banking information established on your account, and your account has been open for 15 calendar days, you may make subsequent purchases and redeem shares by telephone.  You can also sign up for certain features and services such as the Automatic Investment Plan on the account application.

Please note that you may only purchase shares if the Funds are eligible for sale in your state or jurisdiction.  Shares of the Funds have not been registered for sale outside of the U.S.  The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

All purchase requests (via telephone, automatic investment or otherwise) are subject to acceptance by the Funds, and the price of the shares you are purchasing will be the NAV next computed after receipt by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or other authorized agent or sub-agent, of the purchase request in good order (see below for what qualifies as “good order”).  All checks must be in U.S. dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.   To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor will the Funds accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any application.

You may also purchase shares of the Funds for the following types of retirement/savings plan accounts:

•	Traditional Individual Retirement Account (IRA)
•	IRA Rollover Account
•	Roth IRA Account
•	Simplified Employee Pension (SEP) Plan
•	Simple IRA

Good order means that your purchase request includes:

•	Fund name and account number;
•	Amount of the transaction (in dollars or shares);
•	A completed account application or investment stub;
•
Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent;

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•	Any supporting legal documentation that may be required; and
•	A check payable to Oaktree Funds.

All purchase requests received in good order before 4:00 p.m., Eastern Time, will be processed on that same day.  Purchase requests received after 4:00 p.m., Eastern Time, will receive the next business day’s NAV.

In compliance with the USA PATRIOT Act of 2001, as amended, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, Social Security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 855-OAK-FUND (855-625-3863) if you need additional assistance when completing your Application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until the required identity information is received.  The Funds may also reserve the right to close the account within 5 business days if clarifying information /documentation is not received.

Minimum Initial Investment.  Purchases of shares in a Fund are subject to the following minimum initial investments:

	Institutional Class	Advisor Class
Minimum Initial Investment: Regular Account Individual Retirement Account (IRA)	$1 million $1 million	$25,000 $2,500
Minimum Subsequent Investment	$100,000	$2,500

Methods by Which to Make Your Initial Purchase.  You may purchase shares in a Fund by any of the following methods:

Investment Method	To Open an Account
Through your financial advisor	Contact your financial advisor

By Regular, Certified, Registered, or Overnight Mail
Mail your application and check to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight and mail delivery, mail your check to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

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By Wire
Prior to making an initial investment by wire, a completed Account Application or IRA Account Application must have been received by the Funds. Once an account number has been assigned, please call 855-OAK-FUND (855-625-3863)

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #: 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Oaktree Funds
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent for the Funds.

You may purchase Fund shares through selected securities dealers, and their designees, with whom the Distributor has sales agreements. For a list of authorized dealers, please contact the Funds at 855-OAK-FUND (855-625-3863).  Authorized dealers and financial services firms may charge you a transaction fee.  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Funds will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Funds in good order will be priced at a Fund’s NAV next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

The Distributor or Adviser, in their sole discretion, may accept or reject any order for purchase of a Fund’s shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of a Fund’s shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.
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Adding to an Existing Account

Minimum Additional Investment.  Purchases of additional shares in a Fund are subject to the following minimum investments:

Class	Minimum Additional Investment
Advisor	$2,500
Institutional	$100,000

In order to make additions to your account, you may either establish an Automatic Investment Plan (see “Automatic Investment Plan” section) or make additional purchases any time you choose.

Methods by Which to Make Your Additional Purchases.  You may purchase additional shares in a Fund by any of the following methods:

Investment Method	To Add to an Account
Through your financial advisor	Contact your financial advisor.

By Phone/Online
Investors may purchase additional shares of the Fund by calling 855-OAK-FUND (855)-625-3863. If you did not decline this option on your account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase.

If you order is received prior to the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to  the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

By Regular, Certified, Registered, or Overnight Mail
Make your check payable to: Oaktree Funds. Include your account number on the check.

Fill out the deposit slip from your account statement.  If you do not have a slip, fill out a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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For overnight mail delivery, send the check and deposit slip or note to:   Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent for the Funds.

By Wire
Please call 855-OAK-FUND (855-625-3863) to notify the Fund of your wire transaction.  Wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Oaktree Funds
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan
You may make regular monthly, quarterly, semi-annual or annual investments of $2,500 or more for the Advisor Class shares, or $100,000 or more for the Institutional Class shares of the Fund automatically from a checking or savings account. See “Automatic Investment Plan” below.

Automatic Investment Plan.  Once your account has been opened with the initial minimum investment of the Fund class you selected, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a, monthly, quarterly, semi-annual or annual basis.  In order to participate in the Plan, each purchase must be in the amount of at least $2,500 for the Advisor Class and $100,000 for the Institutional Class, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 855-OAK-FUND (855-625-3863) for additional information.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the next scheduled automatic investment date.  If your purchase through the Automatic Investment Plan is rejected on two consecutive occasions, the Fund may terminate your participation in the Plan.  Shares purchased through Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in “How to Redeem (Sell) Shares.”
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Exchanging shares.  You may exchange shares of any Fund you own for identically registered shares in the same class of another Fund, so long as you meet the investment minimums required for each Fund and share class. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

USA PATRIOT Act.  The USA PATRIOT Act of 2001, as amended, requires financial institutions, including the Funds and the Adviser to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When setting up an account, you will be required to provide your full name, date of birth, Social Security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit any security purchases.  In addition, your account may be closed if the Transfer Agent or a Fund is unable to verify a shareholder’s identity.  As required by law, the Transfer Agent or a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.

If the Transfer Agent or a Fund does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid Social Security number or tax identification number and permanent U.S. street address.  Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

You can sell shares at any time.  The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.  If the Transfer Agent, an authorized agent or sub-agent, receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), that transaction will be priced at that day’s NAV.  If the request is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV.

Selling Shares in Writing

The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
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•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days;
•	For all redemptions in excess of $100,000 from any shareholder account.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

A redemption request will be deemed to be in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Payment for shares redeemed will be mailed to you typically within one (1) or two (2) business days, but no later than the seventh calendar day, after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.

If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to fifteen (15) calendar days from the purchase date.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

Retirement Plans.  You may need to complete additional forms to sell shares in your retirement account.  For participants under the age of 59 ½, tax penalties may apply.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Call Shareholder Services at 855-OAK-FUND (855-625-3863) for additional information.

Redemptions through Securities Dealers.  Shares held in a broker-dealer’s “street name” must be redeemed through the broker-dealer and cannot be made by shareholders directly. You must submit a redemption request to your broker-dealer. Securities dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized securities dealers for more information.
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Methods by Which to Sell Your Shares.  You may sell shares in a Fund by any of the following methods:

Sale Method	To Sell Shares in Your Account
Through your financial advisor	Contact your financial advisor.
By Phone/Online
Please call 855-OAK-FUND (855-625-3863).

As long as your transaction is for $100,000 or less, and you have not changed your address by phone or online within the last 15 calendar days, you can sell your shares by phone.  At this time, redemptions are not available online.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

By Regular, Certified, Registered, or Overnight Mail
Send written instructions to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight mail delivery, send written instructions to:
Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Specify the Fund, class of shares, account number and dollar value or number of shares you wish to sell. Be sure to include the necessary signatures and any additional documents, as well as signature guarantees if required (see “Selling Shares in Writing” above).

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent for the Fund.
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Telephone Redemption.  If you have been authorized to perform telephone transactions, you may redeem shares, up to $100,000, by instructing the Funds by telephone at 855-OAK-FUND (855-625-3863).  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through a retirement account, you may not redeem shares by telephone.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

If you accepted telephone privileges on the account application, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your requests to the Funds at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Fund is not responsible for delays due to communications or transmission outages.

Neither the Fund nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Accounts with Low Balances.  Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below the required minimum investment amount for the class of shares in which it is invested.  This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to convert shares in any Institutional Class account to Advisor Class shares of a Fund if the value of that Institutional Class account drops below the $1 million Institutional Class minimum required initial investment.  The Trust will notify you when you fall below the low balance amounts indicated in this paragraph and you will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Lost Shareholder
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
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Account Inactivity
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity Period” specified in your State’s abandoned property laws.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-OAK-FUND (855-625-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Funds’ portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Funds’ long-term shareholders.  For example, in order to handle large flows of cash into and out of the Funds, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Funds’ investment objectives.  Frequent trading may cause the Funds to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Funds’ performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Funds’ share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Funds’ portfolio securities.

Because of the potential harm to the Funds and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques.  Under these policies and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, each Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, each Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.  In addition, the Funds reserve the right to reject any purchase of Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, the Funds will seek to block future purchases and exchanges of Fund shares by that account.  Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for legitimate purposes, the Funds may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity.  Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.
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The policies apply to any transaction or account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account, except the following:

•	purchases of Fund shares with reinvested dividends or capital gains distributions;
•	transfers and re-registrations of shares within the Fund;
•	purchases of shares by asset transfer;
•	Section 529 college savings plans;
•	certain portfolios and asset allocation programs approved by the Adviser;
•	certain participants in employer-sponsored defined contribution plans. For participants in employer-sponsored defined contribution plans, the policy and procedures do not apply to:
○	purchases of shares with participant payroll or employer contributions or loan repayments;
○	purchases of shares with reinvested dividends or capital gains distributions;
○	distributions, loans and in-service withdrawals from a plan;
○	redemptions of shares as part of a plan termination or at the direction of the plan;
○	redemptions of shares to pay account fees;
○	share or asset transfers or rollovers; or
○	re-registrations of shares;
•	accounts held by institutions. The Funds will systematically monitor for frequent trading in institutional clients’ accounts. If a Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include subjecting the client’s account to the policy and procedures.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds.  However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends.  Such dividends, if any, are normally declared and paid quarterly by each Fund.  Each Fund reserves the right to declare and pay dividends less frequently, provided that net investment income, if any, is paid at least annually.  In the event the Board changes the Funds’ distribution policy, shareholders will be notified.  Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. The Funds may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

You may receive your Fund dividends and/or capital gains distributions in several ways:

Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared dividend date.  You may change the disposition of your dividends and capital gains by writing or calling the Transfer Agent five (5) days prior to the next distribution.

Income only. You may choose to automatically reinvest your capital gains distributions, but receive a check for income dividends. If you prefer, we will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish banking instructions at least 15 days prior to the distribution.

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The Funds will automatically reinvest distributions for IRA, ESA and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59½. Once you reach 59½, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

For those not reinvesting their dividends, the Funds will normally mail distribution checks within 5 business days following the payable date.

Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. No interest will be paid on outstanding dividend checks.

TAX CONSEQUENCES

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Fund shares.

Each Fund intends to qualify and elect to be taxed as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  As regulated investment companies, a Fund will not be subject to federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Funds generally intend to operate in a manner such that they will not be liable for Federal income or excise taxes.

You will generally be (unless your shares are held in a tax-deferred account such as a 401(k) or an IRA) taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Funds’ distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes. Funds’ distributions may also include nontaxable returns of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Funds’ shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund’s shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.
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The Funds may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Funds will mail you reports containing information about the income tax classification of distributions paid during the year.  Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

U.S. individuals and certain estates and trusts with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a new 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Funds.

The Funds (or their administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to their shareholders the cost basis information for Fund shares purchased and sold.  In addition, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Funds will permit their shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, the Funds will use the default cost basis method which if applicable, will be provided to you by your financial adviser in a separate communication.  The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A U.S. withholding tax at a 30% rate will be imposed on dividends and interest (and proceeds of sales in respect of Funds shares received by Funds shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Funds will not pay any additional amounts in respect to any amounts withheld.

For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.

INDEX DESCRIPTIONS

Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index – USD Hedged contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation.  The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The index cannot be invested directly and does not reflect fees and expenses.
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MSCI Emerging Markets Index Net captures large and mid cap representation across 23 Emerging Markets (EM) countries*. With 838 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period from its commencement of operations on December 15, 2014 through the fiscal year ended October 31, 2015. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent registered public accounting firm Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Oaktree High Yield Bond Fund
	For the Period Ended 10/31/2015
	Institutional Class	Advisor Class

Per Share Operating Performance
Net asset value, beginning of period	$10.00 [1]	$10.00 [1]
Net investment income (loss)[2]	0.42	0.40
Net Realized and unrealized gain (loss)	(0.13)	(0.13)
Net increase (decrease) from investment operations	0.29	0.27
Distributions from net investment income	(0.38)	(0.36)
Total distributions	(0.38)	(0.36)
Net asset value, end of period	$9.91	$9.91
Total Return
Total investment return based on net asset value	2.85%[3]	2.65%[3]

Ratios to Average Net Assets
Expenses, after fees waived	0.95%[4]	1.20%[4]
Expenses, before fees waived	3.89%[4]	4.14%[4]
Net investment income	4.73%[4]	4.48%[4]

Supplemental Data
Net asset, end of period (000’s)	$23,639	$1,147
Portfolio turnover rate	46%[3]	46%[3]

[1] Commencement of operations on December 16, 2014
[2] Based on average shares outstanding
[3] Not annualized
[4] Annualized

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Oaktree Emerging Markets Equity Fund
	For the Period Ended 10/31/2015
	Institutional Class	Advisor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.00 [1]	$10.00 [1]
Net investment income (loss)[2]	0.09	0.08
Net Realized and unrealized gain (loss)	(1.31)	(1.31)
Net increase (decrease) from investment operations	(1.22)	(1.23)
Distributions from net investment income	—	—
Total distributions	—	—
Net asset value, end of period	$8.78	$8.77
Total Return
Total investment return based on net asset value	(12.20)%[3]	(12.30)%[3]

Ratios to Average Net Assets
Expenses, after fees waived	1.25%[4]	1.50%[4]
Expenses, before fees waived	8.07%[4]	9.51%[4]
Net investment income	0.98%[4]	0.93%[4]
Supplemental Data
Net asset, end of period (000’s)	$18,822	$882
Portfolio turnover rate	51%[3]	51%[3]

[1] Commencement of operations on December 16, 2014
[2] Based on average shares outstanding
[3] Not annualized
[4] Annualized

Table of Contents - Prospectus

PRIVACY NOTICE

Oaktree Funds (the “Trust”, and each series of the Trust, a “Fund”) is committed to maintaining the privacy of its former, current and prospective investors. Investors provide the Trust important personal and financial information and protecting and safeguarding this information is a very high priority of the Trust.

In connection with offering shares of the Funds to current and potential investors, the Trust obtains nonpublic personal information about its investors.  This information may include an investor’s name, address, e-mail address, social security number, account number, financial situation, transaction history and other personal or financial information.

The Trust may collect nonpublic personal information about investors from the following sources:

•	Information received on applications, forms, questionnaires, websites, agreements or other similar documents prepared in the course of establishing an investor relationship.

•	Information about an investor’s transactions with the Trust, the Trust’s affiliates or others.

The Trust does not disclose any nonpublic personal information about its investors or former investors, except to the Trust’s affiliates, including the investment adviser, and to non-affiliated parties as permitted by law, including to process transactions (such as when it is necessary in the course of processing share purchases and redemptions or otherwise administering the Trust), and then subject to customary  confidentiality, or to respond to regulatory inquiries, inspections, examinations, court orders and legal investigations.  Non-affiliated parties of the Trust include accountants, attorneys, transfer agents, custodians, broker-dealers and companies providing the Trust with administrative services.  The Trust may use investors’ nonpublic personal information for marketing purposes.

Federal law gives investors the right to limit sharing of their nonpublic personal information to instances necessary for the Trust’s affiliates’ everyday business purposes, including activities such as Trust affiliates (i) sharing information about an investor’s creditworthiness with respect to the Fair Credit Reporting Act, (ii) using an investor’s nonpublic information to market to the investor, and (iii) sharing investors’ nonpublic information in order for non-affiliates to market to investors.  State laws may give investors additional rights to limit sharing.

The Trust restricts access to nonpublic personal information about investors to those personnel, agents or other parties who need to know the information to provide products or services to investors.  The Trust maintains security measures, including physical, electronic and procedural safeguards that comply with federal law to guard investors’ nonpublic personal information.  These measures include computer safeguards and secured files and offices.

When an investor is no longer a shareholder of any Fund, the Trust continues to share investor’s information as described in this notice.

If an investor has any concerns about this notice and the processing of an investor’s nonpublic personal information, please contact the Trust at 1-855-OAK-FUND (or 1-855-625-3863).
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Oaktree High Yield Bond Fund
and
Oaktree Emerging Markets Equity Fund

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports:  Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.  The Funds’ annual report contains a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ most recent fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Oaktree Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-823-3611
www.oaktreefunds-us.com

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C.  20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

▪	Free of charge from the Fund’s website at www.oaktreefunds-us.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22997.)

Table of Contents - Prospectus